UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 3, 2012

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard, Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Conclusion of Internal Investigation and Anticipated Filing of Form 10-Q

On January 3, 2012, Advanced Analogic Technologies Incorporated (“AATI”) issued a press release announcing the conclusion of the previously disclosed internal investigation by the Audit Committee of the AATI Board of Directors (the “Audit Committee”) into allegations originally made by Skyworks Solutions, Inc. (“Skyworks”) in connection with an arbitration proceeding then pending in the Delaware Court of Chancery regarding AATI’s accounting treatment of certain revenue that AATI reported for the three months ended June 30, 2011. The arbitration proceeding was settled and dismissed with prejudice on November 30, 2011 upon mutual request of AATI and Skyworks. The Audit Committee, in consultation with independent outside legal counsel, has completed an internal investigation of these allegations, has found no improper conduct by AATI’s officers, and has concluded that AATI’s accounting practices with respect to revenue recognition for the three months ended June 30, 2011 were appropriate in all respects.

In the above-referenced press release, AATI also announced that, due to the conclusion of the above-described internal investigation, it anticipates filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 as soon as practicable. The Audit Committee had determined it was necessary to delay the Form 10-Q filing until the above-described internal investigation was concluded.

A copy of the above-referenced press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Additional Information and Where to Find It

Skyworks has filed a Tender Offer Statement on Schedule TO, as amended, and AATI has filed a Solicitation/Recommendation Statement on Schedule 14D-9, as amended, with the Securities and Exchange Commission (“SEC”) in connection with Skyworks’ tender offer for shares of AATI common stock. Security holders are advised to read the Tender Offer Statement (and the exhibits thereto) and the Solicitation/Recommendation Statement because they contain important information. Investors can obtain the Tender Offer Statement (including exhibits), the Solicitation/Recommendation Statement and other documents filed by Skyworks and/or AATI for free at the web site of the SEC at http://www.sec.gov. In addition, investors and security holders can obtain free copies of the documents filed by Skyworks with the SEC from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700 or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com, and free copies of the documents filed by AATI with the SEC from AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing AATI’s investor relations website at http://www.analogictech.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Advanced Analogic Technologies Incorporated, dated January 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer and interim Chief Financial Officer

Date: January 3, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Advanced Analogic Technologies Incorporated, dated January 3, 2012.